As filed with the Securities and Exchange Commission on January 28, 2005

Securities Act Registration No. 2-92665

Investment Company Act Registration No. 811-4088

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 48	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 50	☒

EXCELSIOR FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 800-446-1012

Name and Address of Agent for Service: Michael R. Rosella, Esq. Paul, Hastings, Janofsky & Walker LLP 75 East 55th Street New York, New York 10022 Phone No.: (212) 318-6800 Fax No.: (212) 319-4090	Copies to: Alexandra Poe, Esq. United States Trust Company of New York 114 West 47th Street New York, New York 10036 Phone No.: (212) 852-3261 Fax No.: (212) 852-1310

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(l)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Shares of Common Stock.

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Emerging Markets Fund of Excelsior Funds, Inc. (the “Fund”) that you should know before investing. The Fund offers two classes of shares: Institutional Shares, which are offered in this prospectus, and Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Introduction – Risk/Return

Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N. A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. The Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

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                                    [Graphic]

Emerging Markets Fund

FUND SUMMARY

Investment Objective  Long-term capital appreciation

Investment Focus  Equity securities of emerging markets issuers

Share Price Volatility  Very High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of companies located in emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days written notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the Fund’s portfolio. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry.

Principal Risks

Since it purchases equity securities, the Emerging Markets Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

In addition, since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or

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region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of your investment in the Fund will be magnified.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class (which are not offered by this Prospectus)† from year to year.

Best Quarter 59.10% (12/31/99)	Worst Quarter (24.79)% (9/30/01)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) since, as of December 31, 2004, there were no Institutional Shares issued by the Fund. Both classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004, to those of the MSCI Emerging Markets Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception
Emerging Markets Fund
Return Before Taxes	30.02%	6.29%	4.21%	*
Return After Taxes on Distributions	29.47%	6.16%	3.99%	*
Return After Taxes on Distributions and Sale of Fund Shares	20.20%	5.42%	3.53%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	25.95%	4.62%	6.53%	**

*	Since January 2, 1998.
**	Since December 31, 1997.
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

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What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.67%	**
Total Annual Fund Operating Expenses	1.92%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	These expenses are based upon estimated amounts for the current fiscal year since there were no Institutional Shares issued during the fiscal year ended March 31, 2004.
***	The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.45%. The waiver agreement may not be terminated before July 31, 2005. This Agreement will renew automatically for an additional 12 month period unless the Adviser or Excelsior Funds, Inc. terminates this Agreement by providing written notice to the other party prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$148	$459

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More Information About Principal Risks and Strategies

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Management Risk

The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Frequent Trading

The Fund discourages short-term or excessive trading (including by means of exchanges) (“frequent trading”) of its shares by shareholders and maintains procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of the Fund’s portfolio, as it may result in the Fund maintaining higher cash balances than it otherwise would or cause the Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating

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costs and may cause the Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund.

In addition, because the Fund invests primarily in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, the Fund invests primarily in securities of issuers located in emerging markets. Such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

The Fund will reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in any Fund will be deemed to be frequent trading in that Fund and will be prevented from making any additional purchases in the Fund. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Fund currently does not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Fund; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by the Fund (e.g., for failure to meet applicable account minimums). The Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

The Fund imposes a redemption fee on redemptions (including exchanges) within 30 days of purchase. The Fund exempts from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The market timing policies as described above continues to apply to such employee benefit plans. The Fund retains the right to reject any purchase order, to amend exemptions to the redemption fee policy, and to change or cancel exchange privileges at any time, in the Fund’s discretion.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that

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the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings

A schedule of the Fund’s [complete] portfolio holdings, [current as of month-end], will be available on the Fund’s website no earlier than 15 days after the end of [each month]. This information will be updated monthly. The most recent schedule is available on the Fund’s website at http://www.excelsiorfunds.com or by calling toll free at [(800) 881-9358]. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

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Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At                      , 2005, Schwab served      million active accounts with $     trillion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On                     , 2005, U.S. Trust had approximately $         billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by the Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received an advisory fee after waivers, as a percentage of average daily net assets, of 1.02%.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver agreement may not be terminated before July 31, 2005. This Agreement will renew automatically for an additional 12 month term unless the Adviser or Excelsior Funds, Inc. terminates this Agreement by providing written notice to the other party prior to the expiration of the current term.

Portfolio Managers

David J. Linehan and Donald Elefson serve as the portfolio co-managers for the Fund. Mr. Linehan is a Managing Director and has served for various periods as the portfolio manager or co-manager of the International Fund, the Emerging Markets Fund and the Pacific/Asia Fund since joining U.S. Trust in 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Elefson is a Senior Vice President and has been a portfolio manager or co-manager of the Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

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Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Fund.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are generally offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts and to certain investment advisory clients of the Adviser who are part of an employer-sponsored program intended to facilitate investment for officers, employees, and other associated persons as described in the Statement of Additional Information. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial

11

institutions should contact their institutions for information on their accounts. The Fund will reject purchase orders and new accounts (including through exchanges) if they are identified as received from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. These policies are discussed in greater detail in the section entitled “More Information About Principal Risk and Strategies—Frequent Trading.”

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Fund’s transfer agent cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

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The Fund generally values short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund will hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund’s transfer agent unless all required documents have been received by the Fund’s transfer agent.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Fund’s transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Fund’s transfer agent at (800) 881-9358 (from overseas call (617) 483-7297).

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the Fund redeemed or exchanged within 30 days of the date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The Fund exempts from redemption fees (i) Transactions (as defined under “More Information About Principal Risks and Strategies—Frequent Trading”) and shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle.

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Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund’s Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money Fund or Value and Restructuring Fund of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

There is a 2.00% redemption fee on shares of the Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of its average daily net assets to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out

14

of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income semi-annually.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income based on the source of the underlying income to the Fund. It is possible that some distributions from the Fund will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since the Fund is expected to hold predominantly securities of foreign companies, the Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since the Institutional Shares have no operating history.

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Excelsior Funds, Inc.

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated March 29, 2005, includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The Annual Report also lists the Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

The Statement of Additional Information and Annual and Semi-Annual reports are available without charge upon your request:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s Investment Company Act registration number is 811-4088.

PRO[                        ]

EXCELSIOR FUNDS, INC.

Emerging Markets Fund

STATEMENT OF ADDITIONAL INFORMATION

March 29, 2005

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Shares class and the Institutional Shares class of the Emerging Markets Fund (the “Fund”) of Excelsior Funds, Inc. dated July 29, 2004, for the Shares class and March 29, 2005, for the Institutional Shares class (the “Prospectuses”). A copy of the Prospectuses may be obtained by writing Excelsior Funds, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529 or by calling (800) 446-1012 for the Shares class of the Fund or (800) 881-9358 for the Institutional Shares class of the Fund. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The unaudited financial statements of the Fund for the semi-annual period ended September 30, 2004 contained in the semi-annual report to the Fund’s shareholders and audited financial statements of the Fund and related report of Deloitte & Touche LLP, independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the the fiscal year ended March 31, 2004, are incorporated by reference in the section entitled “Financial Statements.” No other parts of the semi-annual and annual reports are incorporated herein by reference. Copies of the semi-annual and annual reports may be obtained upon request and without charge by calling (800) 446-1012 for the Shares class of the Fund or (800) 881-9358 for the Institutional Shares class of the Fund. The Fund’s voting records relating to portfolio securities for the 12 month period ended June 30, 2004, may be obtained upon request without charge by calling (800) 446-1012 for the Shares class of the Fund or (800) 881-9358 for the Institutional Shares class of the Fund and on the Fund’s website at www.excelsiorfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

-i-

CLASSIFICATION AND HISTORY

Excelsior Funds, Inc. (the “Company”) is an open-end, management investment company. The Fund is one of the portfolios in the Company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland Corporation on August 2, 1984. The Fund offers both “Shares” and “Institutional Shares” classes.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following information supplements the description of the investment objectives, strategies and risks of the Fund as set forth in the Prospectuses. The investment objective of the Fund may be changed without shareholder approval. Shareholders will be given 60 days written notice of any change in investment objective. Except as expressly noted below, the Fund’s investment policies may be changed without shareholder approval. Shareholders will be given 60 days written notice of any change in investment policy.

Additional Investment Policies

Normally, up to 20% of the Fund’s total assets may be invested in securities and instruments other than emerging country equity securities including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, the Fund may hold cash and/or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

In determining the preferred allocation of investments of the Fund among various geographic regions and countries, the Adviser will consider, among other things, regional and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing interest rates, the historical patterns of government regulation of the economy and the outlook for currency relationships.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in emerging country equity securities. While there are no prescribed limits on its geographic distribution, the Fund will normally invest in securities of issuers from at least three different emerging countries. The Fund’s equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, and sponsored and unsponsored depository receipts and other similar instruments. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The countries in which the Emerging Markets Fund may invest include, but are not limited to: Argentina; Botswana; Brazil; Chile; China; Colombia; Ghana; Greece; Hong Kong; Hungary; India; Indonesia; Israel;

Jamaica; Jordan; Kenya; Malaysia; Mexico; Morocco; Nigeria; Pakistan; Peru; Philippines; Poland; Portugal; Russia; South Africa; South Korea; Sri Lanka; Taiwan; Thailand; Turkey; Venezuela; and Zimbabwe.

As markets in other countries develop, the Fund may expand and further diversify the emerging countries in which it invests. The Fund generally intends to invest only in securities in countries where the currency is freely convertible to U.S. dollars.

An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

In addition, the Fund may also invest in: (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; (iii) short-term or medium-term debt securities; and (iv) other securities described below under “Additional Information on Portfolio Instruments.” When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets in lower quality debt securities. Lower quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Additional risks associated with lower-rated fixed income securities are (a) the relative youth and growth of the market for such securities, (b) the relatively low trading market liquidity for the securities, (c) the impact that legislation may have on the high-yield bond market (and, in turn, on the Fund’s net asset value and investment practices), (d) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

Under unusual economic and market conditions, the Fund may limit the securities markets in which its assets are invested and may invest all or a major portion of its assets in U.S. government obligations or in U.S. dollar-denominated securities of U.S. companies. During normal market conditions, up to 20% of the Fund’s assets may also be held on a continuous basis in cash or invested in U.S. money market instruments to meet redemption requests or to take advantage of emerging investment opportunities.

Foreign Investment Risks

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and the Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies may be required by law in certain circumstances to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser (as hereinafter defined) and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, the Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of the Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Fund can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely. Certain countries in the region are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries. Certain countries in the region also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries in this region resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Additional Information on Portfolio Instruments

American, European and Global Depository Receipts

The Fund may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts (“ADRs”). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. The Fund may also invest in sponsored and unsponsored European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) and other similar instruments. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

The Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

Borrowing and Reverse Repurchase Agreements

The Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. The Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The SEC views reverse repurchase agreements as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

Brady Bonds

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to emerging markets public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and currently actively traded in the over-the-counter secondary market for emerging market debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Forward Currency Transactions

The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. The Adviser does not expect to hedge positions as a routine investment technique, but anticipates hedging principally with respect to specific transactions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position.

The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price.

At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Futures Contracts and Related Options

The Fund may invest in futures contracts and related options. The Fund may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Fund will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which the Fund holds or intends to purchase. In addition, the Fund may enter into futures transactions in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission (“SEC”). When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” an options or futures position generally by entering into an offsetting position. The Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is

“in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of the Fund’s total assets may be hedged.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject the Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix B for further discussion of futures contracts and options.

Gold Bullion

The Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Company’s Board of Directors to best reflect its fair value. For purposes of determining net asset value, gold held by a Fund, if any, will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Funds can look only to price appreciation for a return on such investments.

Government Obligations

The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for

Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Illiquid Securities

The Fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it can not be disposed of within seven days at approximately the value at which the Fund has valued the security. The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

The Fund may also purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Investment Company Securities

The Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). The Fund may also purchase shares of investment companies investing primarily in foreign securities, including so called “country funds,” which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, the Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

The Fund may invest in SPDRs. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

The Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc. (“iShares(SM)”) and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund’s assets across a broader range of equity securities.

iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of

iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected, and the Fund’s ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares(SM) or other “country funds” as part of its investment strategy.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund’s total assets may be invested in any one branch, and no more than 20% of the Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. With respect to the Fund, this limitation may be changed by the Company’s Board of Directors without shareholder approval. See “Investment Limitations.” Investments in non-negotiable time deposits are limited to no more than 5% of the value of the Fund’s total assets at the time of purchase, and are further subject to the overall 10% limit on illiquid securities described above under “Illiquid Securities.”

Investments by the Fund in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

Options

The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation (such options may or may not be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation). The Fund may do so for hedging purposes or to increase total return. Such purchases would be in an amount not exceeding 5% of the Fund’s net assets. Such options may relate to particular securities, various stock and bond indices or foreign currencies. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security or the value of a foreign currency increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or currency, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities or currency. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Fund may engage in writing covered call options (options on securities owned by the Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation, and such options may or may not be issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When the Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Fund and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

Portfolio Turnover

The Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. (See “Additional Information Concerning Taxes”).

Repurchase Agreements

The Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Company’s Board of Directors. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Fund’s custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by the Fund under the 1940 Act. Income on repurchase agreements will be taxable.

Securities Lending

To increase return on its portfolio securities, the Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. When the Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

When-Issued and Forward Transactions

The Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When the Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase “when-issued” securities ever exceed 25% of the value of its assets.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of the Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Fund does not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

The Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When the Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

INVESTMENT LIMITATIONS

As indicated below, certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to the Fund may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or the Fund, or (b) 67% or more of the shares of the Company or the Fund present at a meeting if more than 50% of the outstanding shares of the Company or the Fund are represented at the meeting in person or by proxy.

The following investment limitations are fundamental. The Fund may not:

1.	Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2.	Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3.	Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

4.	Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

5.	Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6.	Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) may lend portfolio securities in accordance with its investment objective and policies;

7.	Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion; and

8.	Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities) or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

The following investment limitations are operating policies. The Fund may not:

9.	Purchase securities on margin, make short sales of securities, or maintain a short position;

10.	Invest in companies for the purpose of exercising management or control;

11.	Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act; and

The Fund will:

12.	Under normal market conditions, invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of companies located in emerging market countries. In the event the Board of Directors votes to change this policy, shareholders will be provided with written notice of such change at least 60 days prior to the effective date of such change in the Fund’s 80% investment policy.

* * *

In addition to the investment limitations described above, as a matter of fundamental policy for the Fund which may not be changed without the vote of the holders of a majority of the Fund’s outstanding shares, the Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 8 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

All Fund borrowers of money, as described above, will be from banks.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Company’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. The Distributor has agreed to use appropriate efforts to solicit all purchase orders. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

At various times, the Distributor may implement programs under which a dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor, in its discretion, may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund.

In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers’ assets in the Fund or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

Shares of the Fund are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

Institutional Shares may be purchased directly only by eligible institutional investors as defined in the prospectus (“Institutional Investors”). Shares may be purchased directly by individuals (“Direct Investors”) or by Institutional Investors (collectively with Direct Investors, “Investors”). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, and payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), the Fund’s transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Fund, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Fund bear the expense of fees payable to Shareholder Organizations for such services. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in the Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2.00% redemption fee is charged on certain redemptions. (See “How to Sell Your Fund Shares” in the Fund’s Prospectus.) Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program

(“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by telephone as described in the Prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in the Fund after 60 days’ written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of the Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of the Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(a) A fixed-dollar withdrawal;

(b) A fixed-share withdrawal;

(c) A fixed-percentage withdrawal (based on the current value of the account); or

(d) A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of the Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan in the Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for Shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. or for Shares of certain portfolios of Excelsior Funds Trust (together with the Company and Excelsior Tax-Exempt Funds, Inc., the “Companies”). Institutional Shares may be exchanged for Institutional Shares of any portfolio of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in the Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Company. However, certain exchanges may be subject to a 2.00% redemption fee. (See “How to Sell Your Fund Shares” in the Fund’s Prospectus.) In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of the Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York (“U.S. Trust New York”):

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Fund pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 and the minimum subsequent investment is $50. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Fund pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50. Provided the Investor’s financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor.

At the Investor’s option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into 42 series of shares (classes) representing interests in 15 investment portfolios.

Each share in the Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the Company’s portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s shares may elect all of the Company’s directors, regardless of votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

The Company’s Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund’s assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company’s common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund’s shareholders at least 30 days prior thereto.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Certificates for Shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Company has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Company has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include annual certifications relating to the confidentiality of such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Company, including its Board of Directors; (4) the disclosure is made following the dissemination of such information in connection with (a) a semi-annual or annual report on Form N-CSR or a required report on Form N-Q or (b) via the Fund’s internet website; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Company. The Adviser shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

The Adviser and/or the Fund have entered into ongoing arrangements to make available non-public information about the Fund’s portfolio securities to the following entities:

NAME	INFORMATION DISCLOSED	FREQUENCY	LAG TIME

[List parties, frequency with which information about portfolio securities is disclosed, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.]

[Include description of conditions or restrictions placed on the use of information about the portfolio securities that is disclosed]

MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James Bailey is the only director deemed to be an “interested person” of the Company as defined in the 1940 Act.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS

Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton (“Mel”) Hall, Jr. Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
INTERESTED BOARD MEMBER(5)

James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations - New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel - New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT, 06903.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 13, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

The Board has an Audit Committee that meets annually to review the Company’s financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2004.

The Company’s Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company’s Board in the event a position is vacated or created. The Nominating Committee met one time during the Company’s fiscal year ended March 31, 2004. The Nominating Committee will consider nominees recommended by the Company’s shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

Effective July 31, 2004, each disinterested director receives an annual fee of $100,000. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000 and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each director received an annual fee of $15,000 from both the Company and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from both the Company and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board was entitled to receive an additional annual fee of $7,500 from both the Company and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each received $1,000 per annum from each of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. The Directors may hold various other directorships unrelated to the Funds. The employees of the Adviser do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2004.(1)

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
[update chart]

Disinterested Directors

1	Fund Complex means the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.

Name of Director	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Frederick S. Wonham	Blended Equity Fund Val & Restruct. Fund International Fund	$10,001 - 50,000 over $100,000 $10,001 - 50,000	over $ 100,000

Rodman L. Drake	Val & Restruct Fund	$1 - 10,000	$1 - 10,000

Mel Hall	Managed Income Fund ST Government Fund Val & Restruct. Fund Blended Equity Fund Small Cap Fund Energy & Nat Fund Real Estate Fund Gov’t. Money Fund International Fund	$1 - 10,000 $1 - 10,000 $10,001 - 50,000 $1 - 10,000 $1 - 10,000 $10,001 - 50,000 $1 -10,000 $1 - 10,000 $10,001 - 50,000	$10,001 - 50,000

Roger M. Lynch	None		None

Jonathan Piel	None		None

Interested Director

James L. Bailey	Val & Restruct. Fund	over $100,000	over $ 100,000

As of March     , 2005, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

The following chart provides certain information about the fees received by the Company’s directors in the most recently completed fiscal year.

Name of Person/Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex* Paid to Directors
Rodman L. Drake	$33,500	None	None	$73,000	(3)**
Roger M. Lynch	$32,500	None	None	$70,500	(3)**
Jonathan Piel	$32,500	None	None	$69,500	(3)**

Mel Hall	$33,500	None	None	$69,500	(3)**
James L. Bailey	$0	None	None	$0	(3)**
Frederick S. Wonham, Chairman of the Board	$36,250	None	None	$80,500	(3)**

Investment Advisory and Administration Agreements

United States Trust Company of New York and U.S. Trust Company, N.A. (together “U.S. Trust” or the “Adviser”) serve as co-investment advisers to the Fund, subject to the general supervision and guidance of the Board of Directors of the Company. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Fund.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by the Fund to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2005.

*	The Fund Complex consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.
**	Number of investment companies in the Fund Complex for which director served as director or trustee.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Emerging Markets Fund	$980,246	$194,559	$129,676

For the fiscal years ended March 31, 2004, 2003 and 2002, the Adviser’s waivers reduced advisory fees by the following:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Emerging Markets Fund	$217,446	$46,387	$42,582

At a meeting held on July 30, 2004, the Company’s Investment Advisory Agreement with the Adviser was approved by the Board of Directors, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party thereto. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities.

The directors reviewed the written and oral presentations provided by the Adviser in connection with the directors’ consideration of the renewal of the Investment Advisory Agreement. The written materials included a Lipper report comparing: (i) the performance of the Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual and actual management fee for the Fund with that of funds with the same investment classification; (iii) the expenses for the Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (i.e. contractual management fees and actual management fees, administrator fees, Rule 12b-1 fees and shareholder servicing fees) for the Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

Following the Adviser’s presentations, the disinterested directors met separately to evaluate the proposed renewal of the Investment Advisory Agreement. The directors considered the scope and quality of services provided by the Adviser, including the personnel who would be responsible for providing services to the Company, and the Adviser’s reputation and long-standing relationship with the Company. They also considered the performance history of the Fund and of the Adviser. The directors reviewed the Fund’s contractual advisory fee rates; the contractual fee waivers and expense reimbursements to which the Adviser had agreed; and the Fund’s respective operating expense ratios. In addition, the directors reviewed and considered a profitability report of the services the Adviser provided to the Company on a Fund-by-Fund basis, and its expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale.

After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Fund to continue the Investment Advisory Agreement with the Adviser for an additional one-year period.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that United States Trust Company of New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At             , 2005, Schwab served          million active accounts with $             trillion in customer assets.

Administrators

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI, Federated Services Company as one of the administrators of the Funds. Pursuant to a Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. also serves as Fund Accounting Agent. BISYS Fund Services Ohio, Inc. and U.S. Trust Company, N.A. now serve as the Company’s administrators (the “Administrators”).

The Administrators also provide administrative services to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust, the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Company, Excelsior Tax-Exempt Funds, Inc.

and Excelsior Funds Trust

For all Funds (excluding the International Funds of the Company and Excelsior Funds Trust)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Company and Excelsior Funds Trust	Annual Fee
All Assets	0.200%

Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. served as the Company’s administrators and provided the Funds with general administrative and operational assistance. SEI served as one of the Company’s administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the “Administration Agreement”). Under the Administration Agreement, the administrators agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrators prepared semiannual reports to the SEC, prepared federal and state tax returns, prepared filings with state securities commissions, arranged for and bore the cost of processing share purchase and redemption orders, maintained the Funds’ financial accounts and records, and generally assisted in the Funds’ operations.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Fund paid the following administration fees as follows:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Emerging Markets Fund	$153,306	$39,358	$23,026

For the fiscal years ended March 31, 2004, 2003 and 2002, the Administrators waived the following administration fees:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Emerging Markets Fund	$38,326	$9,902	$4,536

Shareholder Organizations

The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares or Institutional Shares in consideration for the Fund’s payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund’s Shares or Institutional Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares or Institutional Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares or Institutional Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Company’s agreements with Shareholder Organizations are governed by an Administrative Services Plan (the “Plan”) adopted by the Company. Pursuant to the Plan, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Directors”).

Any material amendment to the Company’s arrangements with Shareholder Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Disinterested Directors). So long as the Company’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

For the fiscal year ended March 31, 2004, the Company made payments to Shareholder Organizations in the following amounts:

	Total Paid	Amounts Paid to Affiliates of U.S. Trust
Emerging Markets Fund	$167,211	$113,174

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Expenses of the Fund include: taxes; interest; fees (including fees paid to the Company’s directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as the custodian of the Fund’s assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Fund’s operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Fund’s operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In

addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Fund’s portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Fund’s Prospectus for the Fund’s portfolio turnover rates.

The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Fund, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

During the last three fiscal years, the Company paid brokerage commissions on behalf of the Fund as shown in the table below:

Fiscal year ended March 31, 2004	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commissions Paid to UST Securities Corp.(2)	% of Total Amount of Transaction on which Commissions were paid to UST Securities Corp.(1)
Emerging Markets Fund	$498,257	$0	0	0

Fiscal year ended March 31, 2003	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commissions Paid to UST Securities Corp.(3)	% of Total Amount of Transaction on which Commissions were paid to UST Securities Corp.(1)
Emerging Markets Fund	$77,151	$0	0	0

Fiscal year ended March 31, 2002	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commissions Paid to UST Securities Corp.	% of Total Amount of Transaction on which Commissions were paid to UST Securities Corp.(1)
Emerging Markets Fund	$78,012	$0	0	0

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of

1	UST Securities Corporation is an affiliate of the Adviser.
1	UST Securities Corporation is an affiliate of the Adviser.

the security the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Fund. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

During the fiscal year ended March 31, 2004, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Emerging Markets Fund	$7,587,088	$32,818

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2004, the Fund did not hold any securities of the Company’s regular brokers or dealers or their parents.

PORTFOLIO VALUATION

The Fund determines the net asset value (“NAV”) of its shares once daily as of the close of normal trading on the NYSE on each Business Day. The NAV is determined by dividing the market value of the Fund’s assets less its liabilities divided by the number of the Fund’s outstanding shares. The Board of Directors has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Fund in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to U.S. Trust Company N.A., (“U.S. Trust”) the investment adviser to the Funds, the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, U.S. Trust has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund Business Day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are valued based on last sales price from a recognized broker-dealer, or in the absence of such a price, at the mean of the current bid and asked spreads.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) serves as the independent registered public accounting firm for the Fund. Its principal address is Two World Financial Center, New York, NY 10281. The previous independent registered public accounting firm, Ernst & Young, LLP (“E&Y”) were terminated by the Fund’s Board of Directors and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Fund’s March 31, 2004 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Fund, there was no disagreement between E&Y and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Fund’s March 31, 2004 financial statements. A copy of D&T’s audit report is available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

If the Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in its gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to pass through to its shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

PROXY VOTING PROCEDURES

The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. U.S. Trust recognizes that in those cases where it has voting authority, it must vote client securities in a timely manner and make voting decisions that are in the best interests of its clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C and Appendix D set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of its clients.

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix E, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix C, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix D, U.S. Trust will vote in accordance with the guidelines set forth in Appendix D.

3.	With respect to any matter which is not identified in either Appendix C or D, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.	The Proxy Committee may override the guidelines set forth in Appendix C and Appendix D if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Company, U.S. Trust Company of New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining the Fund’s net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March     , 2005, U.S. Trust and its affiliates held of record the following percentages of the Fund’s outstanding Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Emerging Markets Fund                                                                                                                       %*

As of March     , 2005, the Directors and officers as a group owned beneficially less than 1.0% of all the Fund’s outstanding shares.

As of March     , 2005, the following shareholders owned of record or beneficially 5% or more of the Fund’s Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Emerging Markets Fund Charles Schwab & Co. Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122%		Record

FINANCIAL STATEMENTS

The unaudited financial statements of the Fund for semi-annual period ended September 30, 2004 contained in the semi-annual report to the Fund’s shareholders and audited financial statements of the Fund and related report of Deloitte & Touche LLP, independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal year ended March 31, 2004, are incorporated by reference. The semi-annual and annual reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.

Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

The Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Appendix C - Routine Issues

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

1. Ratification of Auditors

2. Corporate housekeeping matters - including; proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters - including; matters relating to adjusting authorized common or preferred stock in connection with stock splits, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4. Composition of the Board - including; election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent and not considered routine.

5. General corporate matters - such as formation of a holding company, reincorporation into a different state, issuance of special reports, including reports on employment and recruiting practices in relation to the gender, race or other characteristics and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

C-1

Appendix D - Non-Routine Issues

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Cumulative voting for the election of directors - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(ii)	Classified Boards - We believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that non-classified Boards (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We will typically vote against proposals seeking classification of a board and for proposals seeking declassification.

(iii)	Term limits for independent directors - We feel that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We will typically vote against such proposals.

(iv)	Proposals concerning whether a majority of the board must be independent - We believe that it is beneficial for a majority of the board of directors of a company be comprised of independent directors. As such, we will typically vote for such proposals.

(v)	Proposals requiring a majority vote for election of directors - Such proposals go beyond what is typically required under state law, which typically provide for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.

2.	Other Director-Related Proposals

(i)	Proposals limiting liability of, or providing indemnification of, directors - We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

(ii)	Proposals regarding director share ownership - Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder rights plans and poison pills - Poison pills are defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other then the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposes to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Golden Parachutes arrangements - We believe that executive severance arrangements that are triggered by a change in control (known as “golden parachutes”) should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive’s annual salary and bonus.

(iii)	Other anti-takeover provisions - We will typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

(iv)	Limitations on shareholder rights - including; the right to act by written consent, rights to remove directors, to amend by-laws, to call special meetings, or nominate directors. We will typically vote against proposals which limit shareholders corporate rights.

(v)	Proposals regarding supermajority vote requirement - We support shareholders’ ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)

Discretionary voting of unmarked proxies - Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4.	Management compensation proposals

(i)	Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees - We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees as necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

(ii)	Proposals for establishing or amending Executive Incentive Bonus Plans - We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

(iii)	Proposals to limit the discretion of management to determine the compensation of directors and officers - We believe that proposal which limit the discretion of management to determine compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we will typically vote for such proposals.

(ii)

Proposals for extinguishing shareholder preemptive rights - Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

(iii)	Proposals requiring consideration of comparative fee information by independent auditors - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

(iv)	Proposals mandating diversity in hiring practices or board composition - We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote against such proposals.

(v)	Proposals prohibiting dealings with certain countries - the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the US government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

(vi)	Proposals to limit the number of other public corporation boards on which the CEO serves - We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote against such proposals.

(vii)	Proposals to limit consulting fees to an amount less than audit fees - We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We will typically vote against such proposals.

(viii)	Proposals to require the expensing of stock options - Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

(ix)	Proposals restricting business conduct for social and political reasons - We do not believe that social and political restrictions should be placed on a company’ s business operations, unless determined as appropriate by management. While from an investment perspective we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

(x)	Proposals requiring companies divestiture from various businesses - proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a companies business strategy and to consider the interest of all shareholders with respect to such matters. We will typically vote against such proposals.

6. Other Shareholder proposals - Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We will typically vote with management’s recommendations with regard to such proposals.

Appendix E - Conflicts Procedures

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from 1SS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it is U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

E-1

US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

Conflict situations - A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (ie., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

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EXCELSIOR FUNDS, INC.

FORM N-lA

PART C. OTHER INFORMATION

ITEM 23. Exhibits.

(a)	(1)	Articles of Incorporation of Registrant dated August 1, 1984 (3).
	(2)	Articles Supplementary of Registrant dated October 29, 1985 (3).
	(3)	Articles Supplementary of Registrant dated September 30, 1986 (3).
	(4)	Articles Supplementary of Registrant dated April 10, 1987 (3).
	(5)	Articles Supplementary of Registrant dated April 27, 1990 (3).
	(6)	Articles Supplementary of Registrant dated October 26, 1990 (3).
	(7)	Articles Supplementary of Registrant dated January 29, 1991 (3).
	(8)	Articles Supplementary of Registrant dated December 23, 1992 (3).
	(9)	Articles Supplementary of Registrant dated August 31, 1995 (1).
	(10)	Articles Supplementary of Registrant dated December 28, 1995 (1).
	(11)	Articles Supplementary of Registrant dated September 11, 1997 (2).
	(12)	Articles Supplementary of Registrant dated December 22, 1997 (3).
	(13)	Articles Supplementary of Registrant dated November 13, 1998 (4).
	(14)	Articles of Amendment of Registrant dated July 1, 1999 (6).
	(15)	Articles Supplementary of Registrant dated January 3, 2000 (6).
	(16)	Articles Supplementary of Registrant dated March 7, 2000 (8).

	(17)	Articles Supplementary of Registrant dated July 18, 2000 (9).
	(18)	Articles Supplementary of Registrant dated December 29, 2000 (11).
	(19)	Articles Supplementary of Registrant dated March 21, 2003 (15).
	(20)	Articles of Amendment of Registrant dated March 24, 2003 (15).
	(21)	Articles Supplementary of Registrant dated March 19, 2004 (15).
	(22)	Articles of Amendment of Registrant dated May 17, 2004 (15).
(b)	(1)	Amended and Restated By-Laws of Registrant dated February 2, 1995 (2).
	(2)	Amendment No. 1 to Amended and Restated By-Laws of Registrant dated May 16, 1997 (2).
	(3)	Amendment dated July 28, 2000, to Amended and Restated Bylaws of Registrant (11).
(c)	(1)	Articles VI, VII, VIII and X of Registrant’s Articles of Incorporation dated August 1, 1984 (3).
	(2)	Articles I, II, IV and VI of Registrant’s Amended and Restated By-Laws dated February 2, 1995 (2).
(d)	(1)

Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the Latin America, Pacific/Asia, Emerging Markets and International Funds (9).

(2)

Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the Money, Government Money, Blended Equity, Small Cap, Energy and Natural Resources, Value and Restructuring, Treasury Money, Managed Income, Short-Term Government Securities, Intermediate-Term Managed Income, Real Estate and Large Cap Growth Funds (9).

(e)	(1)	Distribution Agreement dated January 1, 2005, between BISYS Fund Services Limited Partnership and, individually and not jointly, the Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (17).

2

(f)	None.
(g)	Amended and Restated Custody Agreement dated June 27, 2001, between Registrant and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) (12).
(h)	(1)

Administration Agreement dated November 12, 2004, between BISYS Fund Services Ohio, Inc., U.S. Trust Company, N.A., and, individually and not jointly, the Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (17).

(2)

Fund Accounting Agreement dated November 12, 2004, between BISYS Fund Services Ohio, Inc. and, individually and not jointly, the Registrant, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (17).

	(3)	Transfer Agency and Service Agreement dated September 24, 2001, between the Registrant and State Street Bank and Trust Company (12).
	(4)	Amended and Restated Administrative Services Plan (See Exhibit (h)(16) for the Related Form of Shareholder Servicing Agreement) (13).
	(5)	Amended and Restated Administrative Services Plan with Respect to the Institutional Shares of the Money Fund (See Exhibit (h)(16) for the Related Form of Shareholder Servicing Agreement) (13).
(6)

Amended and Restated Administrative Services Plan with Respect to the Institutional Shares of the Government Money Fund (See Exhibit (h)(16) for the Related Form of Shareholder Servicing Agreement) (13).

(7)

Administrative Services Plan with Respect to the Retirement Shares of the Value and Restructuring, Large Cap Growth, Small Cap and Managed Income Funds (See Exhibit (h)(16) for the Related Form of Shareholder Servicing Agreement) (16).

(8)

Administrative Services Plan with Respect to the Institutional Shares of the Value and Restructuring and Emerging Markets Funds (See Exhibit (h)(16) for the Related Form of Shareholder Servicing Agreement) (17).

	(9)	Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (6).

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	(10)	First Amendment dated February 28, 2001, to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (11).

	(11)	Second Amendment dated July 10, 2001, to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (11).

	(12)	Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and the other lenders thereunder (12).

	(13)	Fourth Amendment dated February 26, 2003, to the Credit Agreement dated December 27, 1999, by and among Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and other lenders thereunder (15).

	(14)	Fifth Amendment dated March 10, 2004, to the Credit Agreement dated December 27, 1999, by and among Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and other lenders thereunder (15).

	(15)	Notice of Termination to Amended and Restated Waiver Agreement (17).

	(16)	Form of Shareholder Servicing Agreement (15).

(i)	Opinion and Consent of Counsel (13).

(j)	(1)	Consent of Paul, Hastings, Janofsky & Walker LLP (17).

	(2)	Consent of Deloitte & Touche LLP (17).

(k)	None.

(l)	(1)	Purchase Agreement between Registrant and Shearson Lehman Brothers Inc. dated February 6, 1985 (3).

	(2)	Purchase Agreement between Registrant and UST Distributors, Inc. dated December 29, 1992 (3).

	(3)	Purchase Agreement between Registrant and Edgewood Services, Inc. dated November 17, 1995 (1).

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	(4)	Purchase Agreement between Registrant and Edgewood Services, Inc. dated September 25, 1997 (2).

	(5)	Purchase Agreement between Registrant and Edgewood Services, Inc. dated December 30, 1997 (3).

	(6)	Form of Purchase Agreement between Registrant and Edgewood Services, Inc. (Advisor Shares) (6).

(m)	Distribution Plan relating to Retirement Shares class of the Value and Restructuring, Large Cap Growth, Small Cap and Managed Income Funds (16).

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System (17).

(o)	Reserved.

(p)	(1)	Code of Ethics of Registrant (12).

	(2)	Code of Ethics of U.S. Trust Corporation (including U.S. Trust Company, N.A. and United States Trust Company of New York) (15).

Notes:

	(1)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed July 31, 1996.

	(2)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A filed October 8, 1997.

	(3)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed March 13, 1998.

	(4)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 filed April 5, 1999.

	(5)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A filed July 29, 1999.

	(6)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed January 4, 2000.

5

(7)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A filed February 8, 2000.

(8)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A filed May 26, 2000.

(9)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed on July 28, 2000.

(10)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A filed on December 27, 2000.

(11)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A filed on July 30, 2001.

(12)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed on July 31, 2002.

(13)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on August 1, 2002.

(14)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 to its Registration Statement on Form N-1A filed on July 29, 2003.

(15)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A filed on July 29, 2004.

(16)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on July 30, 2004.

(17)	Filed herewith.

ITEM	24. Persons Controlled by or under Common Control with Registrant.

The Registrant may be deemed to be under common control with the following open-end management investment companies: Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc.

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ITEM	25. Indemnification.

Article VII, Section 3 of Registrant’s Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) hereto, and Article VI, Section 2 of Registrant’s Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b)(1) hereto, provide for the indemnification of Registrant’s directors and officers. Indemnification of Registrant’s principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Amended and Restated Distribution Contract incorporated herein by reference to Exhibit (e) hereto, Section 12 of the Amended and Restated Custody Agreement incorporated herein by reference to Exhibit (g) hereto, Section 8 of the Transfer Agency and Service Agreement filed herewith as Exhibit (h)(5) hereto, and Section 6 of the Fund Accounting and Administration Agreement incorporated herein by reference to Exhibit (h)(1) hereto. Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser.

(a) U.S. Trust Company, N.A:

U.S. Trust Company, N.A. (“U.S. Trust”) is a national bank organized under the laws of the United States. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

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Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Peter O. Crisp Rockefeller Financial Services Room 5600 30 Rockefeller Plaza New York, NY 10112	Retired Chairman of Venrock, Inc.	Venture Capital

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028-0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071-1560	Partner, Munger, Tolles & Olson LLP	Law Firm

Director	Antonia M. Grumbach, Esq. Patterson, Belknap, Webb & Tyler, LLP 1133 Avenue of the Americas New York, NY 10036	Partner, Paterson, Belknap, Webb & Tyler LLP	Law Firm

Director	Peter L. Malkin, Esq. Wien & Malkin, LLP Lincoln Building 60 East 42nd Street New York, NY 10165-0015	Chairman, Wien & Malkin LLP	Law Firm

Director	David A. Olsen c/o U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

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Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. 650 Madison Avenue 23rd Floor New York, NY 10022	Managing Partner, Carl H. Pforzheimer & Co.	Investment Advisor

Director	Charles R. Schwab Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services, Broker-Dealer

Director	H. Marshall Schwarz United States Trust Company of New York 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking]

Director	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President, U.S. Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director (Chairman)	Alan J. Weber United States Trust Company, New York 114 West 47th Street New York, NY 10036-1532	Chairman & Chief Executive Officer, United States Trust Corporation & United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Robert N. Wilson Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933	Retired Vice Chairman of the Board, Johnson & Johnson	Health Care

Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President & Chief Executive Officer, Public Agenda	Nonpartisan Opinion Research Organization

Chief Executive Officer & President	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President	Asset Management, Investment & Fiduciary Services and Private Banking

9

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Regional Chief Executive Officer – Southeast Region	Mark Stevens U.S. Trust Company, National Association 132 Royal Palm Way Palm Beach, FL 33480	Regional Chief Executive Officer – Southeast Region	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Mid-Atlantic Region	Sue W. Cole U.S. Trust Company, National Association 301 North Elm Street Greensboro, NC 27401	Regional Chief Executive Officer – Mid-Atlantic Region	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Connecticut	W. Michael Funck U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Regional Chief Executive Officer – Connecticut	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Texas	William J. Goodwin U.S. Trust Company, National Association 2001 Ross Avenue Suite 2700 Dallas, TX 75201	Regional Chief Executive Officer – Texas	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Pacific Northwest	Jeffrey T. Grubb U.S. Trust Company, National Association The River Forum, Suite 450 4380 S.W. Macadam Avenue Portland, OR 97239	Regional Chief Executive Officer – Pacific Northwest	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Upper New England	Eric P. Hayes U.S. Trust Company, National Association 225 Franklin Street Boston, MA 02210	Regional Chief Executive Officer – Upper New England	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Minnesota	Michael Boardman U.S. Trust Company, National Association 730 Second Avenue Suite 1400 Minneapolis, MN 55402	Regional Chief Executive Officer – Minnesota	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – California	Mark Lipson U.S. Trust Company, National Association 515 S. Flower Street Suite 2700 Los Angeles, CA 90071	Regional Chief Executive Officer – California	Asset Management, Investment & Fiduciary Services and Private Banking

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Position with U.S. Trust	Name	Principal Occupation	Type of Business
Chief Financial Officer and Senior Vice President	Neil M. McDonnell U.S. Trust Company, National Association 225 High Ridge Road Stamdord, CT 06905	Chief Financial Officer and Senior Vice President	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Investment Officer and Managing Director	John A. Clymer U.S. Trust Company, National Association 730 Second Avenue Suite 1400 Minneapolis, MN 55402	Chief Investment Officer and Managing Director	Asset Management, Investment & Fiduciary Services and Private Banking

(b) United States Trust Company of New York:

United States Trust Company of New York (“U.S. Trust NY”) is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the trustees and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Peter O. Crisp Rockefeller Financial Services Room 5600 30 Rockefeller Plaza New York, NY 10112	Retired Chairman of Venrock, Inc.	Venture Capital

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028-0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071-1560	Partner, Munger, Tolles & Olson LLP	Law Firm]

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Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Antonia M. Grumbach, Esq. Patterson, Belknap, Webb & Tyler, LLP 1133 Avenue of the Americas New York, NY 10036	Partner, Paterson, Belknap, Webb & Tyler LLP	Law Firm

Director	Peter L. Malkin Wien & Malkin LLP Lincoln Building 60 West 42nd Street New York, NY 10165-0015	Chairman, Wien & Malkin LLP	Law Firm

Director	David A. Olsen U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. 650 Madison Avenue 23rd Floor New York, NY 10022	Managing Partner, Carl H. Pforzheimer & Co.	Investment Advisor

Director	Charles R. Schwab Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services, Broker-Dealer

Director	H. Marshall Schwarz United States Trust Company of New York 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking]

Director	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President, U.S. Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director (Chairman)	Alan J. Weber United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Chairman & Chief Executive Officer, United States Trust Corporation and United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Robert N. Wilson Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933	Retired Senior Vice Chairman, Johnson & Johnson	Health Care

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Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President & Chief Executive Officer Public Agenda	Nonpartisan Opinion Research Organization

Chairman & Chief Executive Officer	Alan J. Weber United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Chairman & Chief Executive Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	James Bailey United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	Barrett Burns United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	Paul K. Napoli United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Financial Officer and Executive Vice President	Linda S. Huber United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Chief Financial Officer and Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President & Chief Investment Officer	Timothy J. Leach United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President & Chief Investment Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

ITEM 27. Principal Underwriters.

(a)	BISYS Fund Services Limited Partnership (“BISYS” or the “Distributor”) acts as principal underwriter for the following investment companies:

  American Independence Funds Trust

  American Performance Funds

  AmSouth Funds

  BB&T Funds

  The Coventry Group

  Excelsior Funds, Inc.

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Excelsior Tax-Exempt Funds, Inc.

Excelsior Funds Trust

First Focus Funds, Inc.

The Hirtle Callaghan Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

LEADER Mutual Funds

Legacy Funds Group

MMA Praxis Mutual Funds

Old Westbury Funds, Inc.

Pacific Capital Funds

STI Classic Funds

STI Classic Variable Trust

USAllianz Variable Insurance Products Trust

Variable Insurance Funds

Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS’ main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	The following information is furnished with respect to the officers and directors of BISYS:

Name and Principal Business Address	Positions and Offices with The Distributor	Offices with Registrant
William J. Tomko	President	—

Kevin Dell	Secretary and Director	—

James L. Fox	Director	—

Edward S. Forman	Assistant Secretary	—

Charles L. Booth	Vice President and Assistant Compliance Officer	—

Richard F. Froio	Vice President and Chief Compliance Officer	—

Stephen E. Hoffman	Treasurer	—

Robert A Bucher	Financial and Operations Principal	—

(c)	Not applicable.

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ITEM 28. Locations of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1)	United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser).

(2)	U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3)	Edgewood Services, Inc., Clearing Operations, 5800 Corporate Drive, Pittsburgh, PA 15237-5829 (records relating to its former function as distributor).

(4)	BISYS Fund Services Limited Partnership, 100 Summer Street, 15th Floor, Boston, MA 02110 (records relating to its function as distributor).

(5)	J.P. Morgan Chase & Co., 73 Tremont Street, Boston, MA 02108-3913 (records relating to its former function as co-administrator and former function as transfer agent).

(6)	State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 (records relating to its function as transfer agent).

(7)	SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, PA 19456 (records relating to its former function as co-administrator).

(8)	Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 (records relating to its former function as co-administrator).

(9)	BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 (records relating to its function as co-administrator).

(10)	J.P. Morgan Chase Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

(11)	Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 (Registrant’s Articles of Incorporation, Bylaws, and Minute Books).

ITEM 29. Management Services.

Not applicable.

ITEM 30. Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, Excelsior Funds, Inc. has duly caused this Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A (“PEA No. 50”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of January, 2005.

EXCELSIOR FUNDS, INC.
(Registrant)

/s/ Mary Martinez
Mary Martinez, President
(Signature and Title)

Pursuant to the requirements of the 1933 Act, this PEA No. 50 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Frederick S. Wonham	Chairman of the Board and Director	January 28, 2005
Frederick S. Wonham

*	Director
Morrill Melton Hall, Jr.

*	Director
Rodman L. Drake

*	Director
Jonathan Piel

*	Director
Roger M. Lynch

/s/ James L. Bailey	Director	January 28, 2005
James L. Bailey

/s/ Mary Martinez	President	January 28, 2005
Mary Martinez

/s/ Agnes Mullady	Chief Financial Officer, Chief Accounting Officer and Treasurer	January 28, 2005
Agnes Mullady

*By: /s/ Frederick S. Wonham	January 28, 2005
Frederick S. Wonham Attorney-in-Fact

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EXHIBIT INDEX

(e)(1)	Distribution Agreement

(h)(1)	Administration Agreement

(h)(2)	Fund Accounting Agreement

(h)(8)	Administrative Services Plan with respect to the Institutional Shares of the Value and Restructuring and Emerging Markets Funds

(h)(15)	Notice of Termination to Amended and Restated Waiver Agreement

(j)(1)	Consent of Counsel

(j)(2)	Consent of Deloitte & Touche LLP

(n)	Amended and Restated Plan Pursuant to Rule 18f-3